Exhibit 1

CFCRE 2016-C7 Mortgage Trust
Commercial Mortgage Pass Through Certificates, Series 2016-C7

Report To:

CCRE Commercial Mortgage Securities, L.P.

Cantor Commercial Real Estate Lending, L.P.

Cantor Fitzgerald & Co.

Société Générale

SG Americas Securities, LLC

UBS AG

UBS Securities LLC

CastleOak Securities, L.P.

30 November 2016

Ernst & Young LLP 5 Times Square New York, NY 10036	Tel: +1 212 773 3000 ey.com

Report of Independent Accountants on Applying Agreed-Upon Procedures

CCRE Commercial Mortgage Securities, L.P. Cantor Commercial Real Estate Lending, L.P. Cantor Fitzgerald & Co. 110 East 59th Street New York, New York 10022	UBS AG UBS Securities LLC 1285 Avenue of the Americas New York, New York 10019

Société Générale SG Americas Securities, LLC 245 Park Avenue New York, New York 10167	CastleOak Securities, L.P. 110 East 59th Street Second Floor New York, New York 10022

Re: CFCRE 2016-C7 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C7 (the “Certificates”)

We have performed the procedures enumerated in Attachment A, which were agreed to by the addressees of this report (the “Specified Parties”), solely to assist CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) in evaluating the accuracy of certain information with respect to the Mortgage Loans (as defined in Attachment A) that will secure the Certificates. This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of the procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

We refer to our report dated 29 November 2016 (the “Loan File to Data File Comparison AUP Report”), which describes the agreed-upon procedures we performed relating to the comparison or recalculation of certain information relating to the Mortgage Loans.

The procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, the Depositor or Cantor (as defined in the Loan File to Data File Comparison AUP Report), on behalf of the Depositor, provided us with the information described in the Loan File to Data File Comparison AUP Report and with:

a.	An electronic data file (the “Updated Final Data File”) that the Depositor indicated contains information on the Mortgage Loans as of the Cut-off Date (as defined in the Loan File to Data File Comparison AUP Report)
b.	An updated amortization schedule for the 25 Senate Place Jersey City Mortgage Loan (as defined in the Loan File to Data File Comparison AUP Report) (the “25 Senate Place Updated Amortization Schedule”),
c.	A list of characteristics on the Updated Final Data File (the “Impacted Compared Characteristics”), which are listed on Exhibit 1 to Attachment A, that Cantor, on behalf of the Depositor, instructed us to compare to information contained on the 25 Senate Place Updated Amortization Schedule for the 25 Senate Place Jersey City Mortgage Loan and
d.	A list of characteristics on the Updated Final Data File (the “Impacted Recalculated Characteristics”), which are listed on Exhibit 2 to Attachment A, that the Depositor instructed us to recalculate for the 25 Senate Place Jersey City Mortgage Loan using information on the Updated Final Data File (as described in Attachment A).

The Source Documents (as defined in the Loan File to Data File Comparison AUP Report) that are described in the Loan File to Data File Comparison AUP Report, together with the 25 Senate Place Updated Amortization Schedule, are hereinafter referred to as the “Updated Source Documents.”

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Updated Final Data File, Updated Source Documents, Impacted Compared Characteristics, Impacted Recalculated Characteristics, information provided to us as described in the Loan File to Data File Comparison AUP Report and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform and we have not performed any procedures other than those listed in Attachment A with respect to the preparation or verification of any of the information set forth on the Updated Final Data File. We were not requested to perform and we have not performed any procedures other than those listed in the Loan File to Data File Comparison AUP Report with respect to the preparation or verification of any of the information set forth on the Final Data File (as defined in the Loan File to Data File Comparison AUP Report). We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Updated Source Documents or any other information provided to us by the Depositor upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion as to: (a) the existence of the Mortgage Loans, (b) questions of legal or tax interpretation and (c) the accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by the Depositor or Cantor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the American Institute of Certified Public Accountants on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Mortgage Loans conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Mortgage Loans,
iii.	Whether the originators of the Mortgage Loans complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Mortgage Loans that would be material to the likelihood that the issuer of the Certificates will pay interest and principal in accordance with applicable terms and conditions.

This report is intended solely for the use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and rating agencies, who are not identified in the report as Specified Parties, but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

30 November 2016

Attachment A

Background

For the purpose of the procedures described in this report, the Depositor indicated that:

a.	The Certificates will represent the ownership interests in CFCRE 2016-C7 Mortgage Trust (the “Issuing Entity”) to be established by the Depositor and
b.	The assets of the Issuing Entity will primarily consist of a pool of 37 fixed rate commercial mortgage loans (the “Mortgage Loans”) secured by first mortgage liens on 64 commercial, multifamily and manufactured housing community properties.

Procedures performed subsequent to the procedures described in the Loan File to Data File Comparison AUP Report and our associated findings

1.	Using information on the 25 Senate Place Updated Amortization Schedule, we compared the Impacted Compared Characteristics listed on Exhibit 1 to Attachment A, as shown on the Updated Final Data File, to the corresponding information on the 25 Senate Place Updated Amortization Schedule for the 25 Senate Place Jersey City Mortgage Loan, subject to the instructions, assumptions and qualifications stated in the note on Exhibit 1 to Attachment A, and found such information to be in agreement.

2.	Using:
a.	Information on the Updated Final Data File,
b.	The instructions, assumptions and methodologies described in Items 10. through 15. and 18. of Attachment A in the Loan File to Data File Comparison AUP Report, as applicable,

for the 25 Senate Place Jersey City Mortgage Loan, we recalculated the Impacted Recalculated Characteristics listed on Exhibit 2 to Attachment A for the 25 Senate Place Jersey City Mortgage Loan. We compared this recalculated information to the corresponding information on the Updated Final Data File and found such information to be in agreement.

3.	Using information on the:
a.	Final Data File and
b.	Updated Final Data File,

we compared each:

i.	Compared Characteristic (as defined in the Loan File to Data File Comparison AUP Report) for each Mortgage Loan (except for the 25 Senate Place Jersey City Mortgage Loan),
ii.	Recalculated Characteristic (as defined in the Loan File to Data File Comparison AUP Report) for each Mortgage Loan (except for the 25 Senate Place Jersey City Mortgage Loan),
iii.	Compared Characteristic for the 25 Senate Place Jersey City Mortgage Loan that is not an Impacted Compared Characteristic,
iv.	Recalculated Characteristic for the 25 Senate Place Jersey City Mortgage Loan that is not an Impacted Recalculated Characteristic and
v.	Provided Characteristic (as defined in the Loan File to Data File Comparison AUP Report) for each Mortgage Loan,

all as shown on the Final Data File, to the corresponding information on the Updated Final Data File and found such information to be in agreement.

Exhibit 1 to Attachment A

Impacted Compared Characteristics

Characteristic

Original Balance ($)
Interest Rate
Monthly Debt Service ($) (see Note 1)
Existing Additional Debt (Yes/No)
Existing Additional Debt Description

Note:

1.	For the purpose of comparing the “Monthly Debt Service ($)” characteristic for the 25 Senate Place Jersey City Mortgage Loan, Cantor, on behalf of the Depositor, instructed us to use the average of the first 12 monthly principal and interest payments following the Cut-off Date for the 25 Senate Place Jersey City Mortgage Loan, as shown on the 25 Senate Place Updated Amortization Schedule.

Exhibit 2 to Attachment A

Impacted Recalculated Characteristics

Characteristic

Cut-off Date Balance ($)
Maturity or ARD Balance ($)
Existing Additional Debt Amount
Original Amortization Term
Remaining Amortization Term
Report Period Beginning Schedule Loan Balance Amount
Scheduled Interest Amount
Scheduled Principal Amount
Total Scheduled Principal Interest Due Amount
Periodic Principal and Interest Payment Securitization Amount
Underwritten NCF DSCR
Underwritten NOI DSCR
Cut-off Date LTV Ratio
"As is" Cut-off Date LTV
LTV Ratio at Maturity or ARD
Underwritten NOI Debt Yield
Underwritten NCF Debt Yield
NOI Debt Yield at Maturity
NCF Debt Yield at Maturity
% of Initial Pool Balance
Annual Debt Service ($)
Loan per Net Rentable Area (Sq. Ft./Units/Rooms/Pads) ($)
Total Debt UW NOI DSCR (After IO Period)
Total Debt UW NCF DSCR (After IO Period)
Total Debt LTV at Cut-off
Total Debt LTV at Maturity
Total Debt U/W NOI Debt Yield
Total Debt U/W NCF Debt Yield
Total Debt NOI Debt Yield at Maturity
Total Debt NCF Debt Yield at Maturity
Total Debt Cut-off Balance per Unit
Total Debt Balance per Unit at Maturity